EXHIBIT 99.3
                                                                    ------------


                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John P. Ward and Matthew J. Rubins, and each of them, with full power to act without the others, his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a general partner of any partnership, pursuant to Section 13 and
Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 6th day of October, 2004.

                                    M/C VENTURE PARTNERS V, L.P.

                                    By:  M/C VP V, LLC

                                    By:  /s/ John P. Ward
                                         -----------------------------------
                                         John P. Ward, Manager



                                    M/C VP V, LLC

                                    By:  /s/ John P. Ward
                                         -----------------------------------
                                         John P. Ward, Manager



                                    M/C VENTURE INVESTORS, LLC

                                    By:  /s/ John P. Ward
                                         -----------------------------------
                                         John P. Ward, Manager



                                    CHESTNUT VENTURE PARTNERS, L.P.

                                    By:  CHESTNUT STREET PARTNERS, INC.

                                    By:  /s/ Jim Wade
                                         -----------------------------------
                                         Jim Wade, Vice President



                                    CHESTNUT STREET PARTNERS, INC.

                                    By:  /s/ Jim Wade
                                         -----------------------------------
                                         Jim Wade, Vice President